Offerings - Offering: 1	Oct. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 12,898,596
Fee Rate	0.0087%
Amount of Registration Fee	$ 1,122.18
Offering Note	Calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of Innovation Access Fund as of September 30, 2026.